UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2026

AEON Biopharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40021	85-3940478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5 Park Plaza

Suite 1750

Irvine, CA 92614

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (949) 354-6499

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	AEON	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 3.02. Unregistered Sales of Equity Securities.

As previously disclosed, on December 15, 2025, AEON Biopharma, Inc. (the “Company”) and AEON Biopharma Sub, Inc., a subsidiary of the Company, entered into an exchange agreement (the “Exchange Agreement”) with Daewoong Pharmaceutical Co., LTD. (“Daewoong”), relating to the exchange (the “Exchange”) of senior secured convertible notes in the principal amount of up to $15,000,000 (the “Old Notes”) which were convertible into shares of Class A common stock, par value $0.0001 per share (the “Common Stock”).

Pursuant to the terms of the Exchange Agreement and following approval by the Company’s stockholders at the Special Meeting (as defined below), on January 21, 2026, for the satisfaction in full of all obligations under the Old Notes, the Company issued to Daewoong (i) 11,918,380 newly issued shares of Common Stock and 11,236,631 pre-funded warrants to purchase shares of Common Stock (the “Exchange Shares”), (ii) a new senior secured convertible note in a principal amount of $1,500,000 (the “New Note”), and (iii) warrants to purchase up to 8,000,000 shares of Common Stock at an exercise price of $1.09392 per share.

The terms of the securities issued in the Exchange were previously disclosed and summarized in the Current Report on Form 8-K filed with the SEC by the Company on December 15, 2025.

Based in part upon the representations of Daewoong in the Exchange Agreement, the offering and sale of the securities described above are being offered and sold in a private placement under Section 4(a)(2) of the Securities Act, and have not been registered under the Securities Act, or applicable state securities laws. Accordingly, such securities may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or other securities of the Company.

Immediately following the closing of the Exchange, there were 24,024,282 shares of Common Stock outstanding on January 21, 2026.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company held its Special Meeting of Stockholders on January 21, 2026 (the “Special Meeting”) as described in the Company’s proxy statement for the Special Meeting, filed with the SEC on December 29, 2025 (the “Special Meeting Proxy”). At the Special Meeting, the Company’s stockholders considered and approved the AEON Biopharma, Inc. Amended and Restated 2023 Incentive Award Plan (the “2023 Plan”). The 2023 Plan was previously approved, subject to stockholder approval, by the Company’s board of directors on December 2, 2025.

A summary of the terms of the 2023 Plan is set forth in the Special Meeting Proxy in the section titled “Proposal Three – the Equity Plan Proposal” beginning on Page 21 of the Special Meeting Proxy, which is incorporated herein by reference. Such summary and the foregoing description are qualified in their entirety by reference to the text of the 2023 Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Special Meeting, the stockholders of the Company voted on four proposals as further described in the Special Meeting Proxy. The final results for each proposal voted on by the stockholders at the Special Meeting, as certified by the Company’s inspector of elections, are set forth below.

Proposal 1: To approve, for purposes of complying with the NYSE American Company Guide, and for all other purposes, (i) the issuance and sale of 4,616,924 shares (the “Shares”) of Common Stock, or pre-funded warrants to purchase Common Stock in lieu of the Shares, (ii) warrants to purchase an aggregate of 6,581,829 shares of Common Stock and (iii) shares issuable upon exercise of True-Up Warrants (as defined below) (the “PIPE Financing Proposal”). The voting results for the PIPE Financing Proposal were as follows:

For	Against	Abstain	Broker Non-Vote
3,772,647	2,337,981	5,048	—

Proposal 2: To approve, for purposes of complying with the NYSE American Company Guide, and for all other purposes, the exchange of the outstanding senior secured convertible notes of the Company held by Daewoong pursuant to an exchange agreement, dated

December 15, 2025, by and between the Company and Daewoong for (i) Exchange Shares, (ii) a new senior secured convertible note in a principal amount of $1,500,000 and (iii) a warrant to purchase 8,000,000 shares of Common Stock (the “Exchange Proposal”). The voting results for the Exchange Proposal were as follows:

For	Against	Abstain	Broker Non-Vote
3,788,793	2,325,814	1,069	—

Proposal 3: To approve the 2023 Plan, to, among other things, increase the number of shares of Common Stock authorized for issuance thereunder (the “Equity Plan Proposal”). The voting results for the Equity Plan Proposal were as follows:

For	Against	Abstain	Broker Non-Vote
3,426,326	2,688,150	1,200	—

Proposal 4: To approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the PIPE Financing Proposal, the Exchange Proposal or the Equity Plan Proposal (the “Adjournment Proposal”). The voting results for the Adjournment Proposal were as follows:

For	Against	Abstain	Broker Non-Vote
3,691,133	2,418,859	5,684	—

Item 7.01. Regulation FD Disclosure.

On January 21, 2026, the Company issued a press release announcing (i) the approval of the proposals at the Special Meeting, (ii) the consummation of the Exchange, and (iii) the expected timing for the second closing the Private Placement (as defined below). A copy of the press release is furnished as Exhibit 99.1.

The information furnished under this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

Amendment to License Agreement

In connection with the Exchange, on January 21, 2026, the Company entered into a Fifth Amendment to the License and Supply Agreement (the “License Agreement Amendment”) with Daewoong, which amends the License and Supply Agreement, by and between the Company and Daewoong, dated December 20, 2019, as amended on July 29, 2022, January 8, 2023, April 24, 2023 and March 19, 2024. Pursuant to the terms of the License Agreement Amendment, the definition of “Notes” reflects the Exchange and the Termination Purchase Right (as defined in the License Agreement Amendment) will terminate and expire upon Daewoong’s sale of 50% of its Common Stock, including Common Stock held by its affiliates and Common Stock that would be issued upon conversion of the New Note.

The foregoing description of the terms of the License Agreement Amendment does not purport to be complete and is qualified in its entirety by the full text of the License Agreement Amendment, which is attached hereto as Exhibit 10.2 and incorporated by reference herein.

Expected Closing of Private Placement

As previously disclosed, on November 13, 2025, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with certain investors (the “Investors”) whereby the Company will issue and sell to the Investors in a private placement (the “Private Placement”): (i) shares of Common Stock, (ii) pre-funded warrants (the “ Pre-Funded Warrants”) to purchase shares of Common Stock, (iii) warrants (the “Warrants”) to purchase shares of Common Stock, and (iv) True-Up Warrants (as defined in the Securities Purchase Agreement) to purchase shares of Common Stock.

The first closing of the Private Placement occurred on November 18, 2025. Following approval of the PIPE Financing Proposal at the Special Meeting and the consummation of the Exchange, the second closing of the Private Placement is expected to occur the week of January 26, 2026 (the “Second Closing”). At the Second Closing, subject to customary closing conditions set forth in the Securities

Purchase Agreement, the Company expects to issue and sell 4,616,924 Shares (or Pre-Funded Warrants in lieu of Shares), 6,581,829 Warrants and up to 6,581,829 True-Up Warrants to the Investors.

The Securities Purchase Agreement was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC by the Company on November 13, 2025.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	AEON Biopharma, Inc. Amended and Restated 2023 Incentive Award Plan.
10.2	Fifth Amendment to the License and Supply Agreement, dated as of January 21, 2026, by and between the Company and Daewoong Pharmaceutical Co., Ltd.
99.1	Press Release, January 21, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEON Biopharma, Inc.
Date: January 21, 2026	By:	/s/ Robert Bancroft
Robert Bancroft
Chief Executive Officer